SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: September 20, 2006
                       (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                        0-18105                11-2871434
(State or other                   (Commission            (IRS Employer
 jurisdiction of                  File Number)           Identification
 incorporation)                                              Number)


180 Linden Avenue, Westbury, New York                  11590
  (Address of principal executive offices)          (Zip Code)



Registrant's telephone number including area code    (516) 997-4600


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.


     1. Effective September 20, 2006, the Company's Chief Financial Officer, Thomas W. Fry, resigned from that position. Mr. Fry will continue to act as a consultant to the Company.

     2. Effective September 20, 2006, Tricia Efstathiou, Controller of the Company for in excess of five years, was appointed its Chief Financial Officer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VASOMEDICAL, INC.

                                        /s/ Thomas Glover
                                    By: ------------------------------------
                                        Thomas Glover
                                        President and Chief Executive Officer

Dated:   September 25, 2006